SMFStreicher Mobile Fueling, Inc.
800 WEST CYPRESS CREEK ROAD, SUITE 580
FORT LAUDERDALE, FLORIDA 33309

                                                                    NEWS RELEASE
--------------------------------------------------------------------------------
CONTACT: RICHARD E. GATHRIGHT                           PETER SELTZBERG
         CHAIRMAN AND CHIEF EXECUTIVE OFFICER           CAMERON ASSOCIATES, INC.
         954-308-4200                                   212-245-8800


                    STREICHER MOBILE FUELING, INC. ANNOUNCES
                AGREEMENT TO ACQUIRE HOUSTON-BASED SHANK SERVICES
                                       AND
                    COMPLETION OF $6.1 MILLION NOTE FINANCING

FT. LAUDERDALE, FL, JANUARY 31, 2005 - STREICHER MOBILE FUELING, INC. (NASDAQ:
FUEL and FUELW), (the "Company") a leading outsourced refueling and fuel management solution provider for vehicle and equipment fleets, today announced that it has agreed to acquire the assets of Shank Services, a Houston-based provider of commercial fueling and heavy haul transportation services which also operates in Dallas/Fort Worth, Austin and San Antonio. The Company's wholly owned subsidiary, SMF Services, Inc. ("SMF"), has entered into an agreement with Shank C&E Investments LLC, a privately held Delaware limited liability company operating as "Shank Services", to acquire substantially all of its assets and related business for a purchase price of $5.2 million, subject to certain performance based contingencies.

SMF will acquire a fleet of 24 commercial fueling vehicles, including specialized fuel delivery, transport, oil and lubricant flatbed and tanker trucks and related support equipment; over 600 portable fuel and lubricant tanks with more than 500,000 gallons of capacity used by customers to store products provided by Shank Services; 15 heavy haul tractor-trailer units designed to transport heavy construction equipment and other over-sized loads weighing up to 250,000 pounds; a limited quantity of fuel and lubricant inventories; office and computer equipment and related specialized software technology; customer lists and agreements; certain other intangible assets; and an option to acquire outstanding customer accounts receivable. SMF will not assume any of Shank Services' current liabilities or debt. Based on preliminary unaudited information, in 2004 this business generated approximately $40 million in gross revenues from the delivery of 18 million gallons of fuel and the heavy haul transportation services.

Of the $5.2 million acquisition price for the acquired assets and related business, $3.3 million will be in cash and $1.9 million in a two-year deferred promissory note. The payment of the promissory note is dependent on the acquired operating assets meeting specific target performance objectives, and is subject to reduction if those targets are not achieved. If the customer accounts receivable are acquired by SMF, the cash portion of the purchase price will increase by an estimated $3.5 million. Closing of the transaction is to occur no later than February 28, 2005.

Shank Services employs approximately 70 experienced and dedicated personnel who are expected to join SMF. SMF intends to continue to operate the acquired assets and business under the trade name Shank Services. The Company plans to combine and integrate its own Houston and Dallas/Fort Worth operations with those of Shank Services after the closing.

The Company also announced the completion of a $6.1 million private placement with a small group of institutions and other accredited investors to fund the acquisition, develop its operations, and for other general corporate purposes. The Company issued $6.1 million in 10%, five-year Senior Secured Notes that require six semi-annual principal payments commencing January 24, 2007 and a 40% balloon payment on January 24, 2010. The investors also received four year Warrants to purchase 866,200 shares of the Company's common stock at an exercise price of $1.60 per share, including customary redemption and registration rights. In addition, 140,300 Warrants with substantially similar terms were issued to the financing placement agent, Philadelphia Brokerage Corporation.

If the Shank Services accounts receivable are acquired by SMF at closing, the cash required for that purchase will be advanced under the Company's present $10 million bank line of credit. The terms and conditions of this financing transaction and other related aspects of the financing are more fully described in a Form 8-K filed with the Securities Exchange Commission on January 31, 2005.

"The acquisition of the Shank assets and business operations is a major step in our plan to grow the Company and our business, which in the last fiscal year generated $90 million of revenue on deliveries of 55 million gallons of fuel," said Richard E. Gathright, Chairman and CEO. We believe that the Shank business, when integrated with the Company's existing business in Houston and Dallas/Fort Worth, materially extends SMF's footprint in major Texas markets and provides a solid platform for further growth in the Southwest. This acquisition will enable the Company to offer its cost-effective mobile fueling services to over 400 active Shank customers, particularly those in the construction, agriculture, energy, manufacturing and marine industries which have large local and regional fleets. It further expands our business into related bulk commercial fueling operations, as well as into the packaging and distribution of petroleum lubricants."

"The Shank heavy haul transportation operations offer the Company a new and growing opportunity to provide this specialized logistical service to numerous businesses that regularly transport heavy duty construction, refinery and chemical equipment, and other unusually large payloads, locally, regionally and nationally. It also offers the Company the opportunity to provide its other services to these customers."

"We believe that the operating, marketing, sales and administrative functions of Shank will integrate effectively into the present Company organizational structure, creating efficiencies and cost-reductions from cross-utilization of personnel in our multiple geographic operating locations as well as from combining certain commercial fueling and heavy haul functions and responsibilities. Shank's experience in delivering emergency response fueling services in connection with disaster relief will also complement the Company's widely recognized capability in providing these vital services when unpredictable incidents occur. We also expect that establishing a greater presence in Texas, along with our continued growth in the Southeast, will enhance our ability to attract potential additional acquisitions in the specialized fueling-logistical support market."

"The $6.1 million financing provides cash for the Shank acquisition and additional working capital for the Company to fund its continuing growth and operational improvements. The favorable terms of the financing, including the two-year moratorium on principal payments, will give the Company flexibility in leveraging its cash flows for future expansion and the orderly disposition of its long-term debt. We will consider further capital raising initiatives in order to meet the Company's acquisition and business development plans."

Gathright concluded, "The Company's corporate objectives continue to be driven by our reputation for reliable and cost-effective customer service; growth based upon internal expansion and selective acquisitions; profitability by effective management of human and financial resources; and long-term shareholder value resulting from a culture of innovation and hard work."

ABOUT STREICHER MOBILE FUELING, INC.

The Company provides mobile fueling and fuel management out-sourced services, primarily to businesses operating fleets of vehicles and equipment. Its specialized truck fleet delivers fuel to customers' locations, refueling vehicles and equipment and/or re-supplying storage facilities at competitive service fees and fuel prices. The Company's proprietary electronic fuel tracking system is used to measure, record, and track fuel dispensed to each vehicle and tank fueled at a customer location allowing verification of the amount and type of fuel delivered and sold, and providing customers with customized fleet fuel data for management analysis and reporting. The Company conducts operations from 17 locations serving metropolitan markets in California, Florida, Georgia, Maryland, North Carolina, Pennsylvania, Tennessee, Texas, Virginia and Washington, D.C.

FORWARD LOOKING STATEMENTS

This news release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the Safe Harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of complying with these Safe Harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, may be identified by use of the words, "believe," "expect," "intend," "anticipate," "estimate," "project," or similar expressions. Investors should not rely on forward-looking statements to evaluate the Company or its stock because they are subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from such forward-looking statements. Certain factors which could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the Company's ability to successfully integrate the acquired assets and operations of Shank Services and to service the increased debt incurred to finance the acquisition, as well as the risks that the Company will incur unanticipated costs related to the acquired operations or not realize expected revenues, synergies and cost savings. Such factors are in addition to, and not a substitution for, those set forth in the Company's Annual Report on Form 10-K for the year ended June 30, 2004 under "Certain Factors Affecting Operating Results" and in other reports filed with the Securities and Exchange Commission.


                                       3